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                                                               Sub-item 77Q1(a)

                               AMENDMENT NO. 16
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                               AIM SECTOR FUNDS
                            (INVESCO SECTOR FUNDS)

       This Amendment No. 16 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (Invesco Sector Funds) (the "Trust") amends, effective July 15, 2013, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to remove Invesco Leisure Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 15, 2013.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1

                                  "SCHEDULE A
                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------------------
 Invesco Energy Fund                    Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R5 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Gold & Precious Metals Fund    Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R5 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Technology Fund                Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R5 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Technology Sector Fund         Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

 Invesco Dividend Income Fund           Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco American Value Fund            Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

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 Invesco Comstock Fund                  Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 Invesco Mid Cap Growth Fund            Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 Invesco Small Cap Value Fund           Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class Y Shares

 Invesco Value Opportunities Fund       Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class Y Shares"